EXHIBIT 99.1

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Presentation Materials for Investors

January 2015

Disclaimer

[] This presentation includes certain "forward-looking
statements" within the meaning of The U.S.
Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and
currently available information.

[] Actual results may differ materially from these
expectations due to certain risks, uncertainties and
other important factors, including the risk factors set
forth in the most recent annual and periodic
reports of Toyota Motor Corporation and Toyota Motor Credit
Corporation.

[] We do not undertake to update the forward-looking
statements to reflect actual results or changes
in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell
or a solicitation of an offer to purchase any
securities. Any offer or sale of securities will be made
only by means of a prospectus and related
documentation.

[] Investors and others should note that we announce
material financial information using the investor
relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We
use these channels, press releases, as well as social media
to communicate with our investors,
customers and the general public about our company, our
services and other issues. While not all of
the information that we post on social media is of a
material nature, some information could be
material. Therefore, we encourage investors, the media, and
others interested in our company to
review the information we post on the Toyota Motor Credit
Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our
social media channels from time to
time on the investor relations section of our corporate
website.

Disclaimer

[] This presentation includes certain "forward-looking
statements" within the meaning of The U.S. Private
Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and
currently available information.

[] Actual results may differ materially from these
expectations due to certain risks, uncertainties and other
important factors,including the risk factors set
forth in the most recent annual and periodic reports of
Toyota Motor Corporation and Toyota Motor Credit
Corporation.

[] We do not undertake to update the forward-looking
statements to reflect actual results or changes in the
factors affecting the forward-looking
statements.

[] This presentation does not constitute or form part of
and should not be construed as, an offer to sell or issue
or the solicitation of an offer to purchase or
subscribe for securities of TMCC in any jurisdiction or an
inducement to enter into investment activity in any
jurisdiction. Neither this presentation nor
any part thereof, nor the fact of its distribution, shall
form the basis of, or be relied on in connection with, any
contractor commitment or investment
decision whatsoever. Any offer or sale of securities by
TMCC will be made only by means of a prospectus and related
documentation.

[] Investors and prospective investors in securities of
TMCC are required to make their own independent
investigation and appraisal of the business and
financial condition of TMCC and the nature of its
securities. This presentation does not constitute a
recommendation regarding securities of TMCC.
Any prospective purchaser of securities in TMCC is
recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at
(i) persons outside the United Kingdom, or (ii) qualified
investors or investment professionals falling
within Article 19(5) and Article 49(2)(a) to (d) of the
Financial Services and Markets Act 2000 (Financial
Promotion) Order 2005(the "Order"), or
(iii) high net worth individuals, and other persons to whom
it may lawfully be communicated, falling within Article
49(2)(a) to(d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of
Article 2(1)(e) of the Prospectus Directive (Directive
2003/71/EC) as amended (such
persons collectively being referred to as "Relevant
Persons"). This presentation must not be acted or relied on
by persons who are not Relevant
Persons. Any investment or investment activity to which
this presentation relates is available only to Relevant
Persons and will be engaged in only with
Relevant Persons.

[] This presentation is an advertisement and not a
prospectus and investors should not subscribe for or
purchase any securities of TMCC referred to in
this presentation or otherwise except on the basis of
information in the base prospectus of Toyota Motor Finance
(Netherlands) B.V., Toyota Credit
Canada Inc., Toyota Finance Australia Limited and Toyota
Motor Credit Corporation dated 12 September 2014 as
supplemented from time to time
together with the applicable final terms which are or will
be, as applicable, available on the website of the London
Stock Exchange plc at
www.londonstockexchange.com/exchange/news/market-news/marke
t-news-home.html.

[] Investors and others should note that we announce
material financial information using the investor relations
section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use
these channels, press releases, as well as social media to
communicate with our investors,
customers and the general public about our company, our
services and other issues. While not all of the information
that we post on social media is of a
material nature, some information could be material.
Therefore, we encourage investors, the media, and others
interested in our company to review
the information we post on the Toyota Motor Credit
Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our
social
media channels from time to time on the investor relations
section of our corporate website.

Toyota's Global Businesses

TMC Consolidated Financial Results

                Fiscal Year Ended March 31,
(JPY billions)            2013     2014
=============== =============== =========
Net Revenues           22,064.2  25,691.9
Operating Income        1,320.9   2,292.1
Net Income                962.2   1,823.1

Six Months Ended
  September 30,
            2014
=================
        12,945.6
         1,351.9
         1,126.8

Source:TMC FY2013, FY2014 20-F, September 30, 2014 6-K

TMC Consolidated Balance Sheet

(JPY billions)	FY2013 As of March 31, 2013	FY2014 As of March 31, 2014	FY2015 As of September 30, 2014
Current assets	13,784.9	15,717.7	16,258.2
Noncurrent finance receivables, net	6,943.8	8,102.3	8,741.4
Investment & other assets	7,903.4	9,976.2	10,473.4
Property, plant & equipment, net	6,851.2	7,641.3	8,311.0
Total Assets	35,483.3	41,437.5	43,784.1
Liabilities	22,710.5	26,218.5	27,547.5
Shareholders' equity	12,772.9	15,219.0	16,236.5
Total Liabilities & Shareholders' Equity	35,483.3	41,437.5	43,784.1

Source: TMC FY2013, FY2014 & September 30, 2014 6-K

6

Toyota Across the United States

Operations Overview

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Toyota's Next Chapter

[] Recently announced consolidation of Toyota headquarters
functions

[] Will move to a single location in Plano, Texas during
2016-2018

[] Unified manufacturing and sales leadership HQ will enable us to:

-- Improve collaboration and leverage capabilities across the business

-- Respond to changes in the market faster and improve our
competitive advantage

-- Better align manufacturing operations with sales,
marketing and other functions

-- Ultimately develop better products and services for our
customers

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Toyota Motor Sales, USA

- TMS sold 2.37 million vehicles in 2014; the highest sales volume since 2007 and up 6.2% from 2013
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 13th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.4 million hybrids sold in the US and over 7.1 million worldwide[(1)]
  - 11 hybrid models[(2)], 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS launched 8 new or refreshed models. Recent and upcoming vehicle launches:

- Camry & HV	- Highlander & HV	- Lexus NX
- Yaris	- Lexus RC	- Lexus NX HV
- Sienna	- Lexus RC F	

(1) As of November 2014
(2) Includes cars and light trucks

Source: TMS Reports

9

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5-Star Overall Safety Rating 11 Toyota, Lexus and Scion models	2014 Consumer Reports Best New Car Value Toyota Prius	2014 Popular Mechanics 10 Best Cars and Trucks 2014 Lexus IS
2014 NHTSA Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	2014 J.D. Power and Associates Vehicle Dependability Study Lexus ranked 1st overall
2014 J.D. Power and Associates Initial Quality Study Toyota, Lexus, and Scion vehicles earned top 3 finishes	2014 Consumer Reports Consumer Perception Survey Toyota highest among non-luxury brands	Interbrand Best Global Green Brands in 2014 Toyota ranked no.2
Kelley Blue Book's 10 Best Green Cars of 2014 Prius Family & Lexus ES 300h	2014 AutoPacific Vehicle Satisfaction Award Highlander named most satisfying premium midsize crossover SUV	2014 Edmunds Top Rated Sedan Toyota Avalon

10

Toyota Motor Sales, USA (3)

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Toyota Camry XSE

Toyota FCV Hydrogen Car

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Toyota Motor Sales, USA (4)

[GRAPHIC OMITTED]

ScioniM

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Lexus LF-C2

Toyota Motor Sales, USA (5)

Lexus RC F

[GRAPHIC OMITTED]

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 Concept Lexus NX 300h

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Toyota Financial Services

TFS Group Global Presence

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Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Over 4.2 million active finance contracts (1)

[] AA-(2)/Aa3(2) rated captive finance company by SandP /
Moody's

[] Credit support agreement structure with TFSC/TMC(3)

(1) As of September 2014
(2) Outlook stable
(3) The Credit Support Agreements do not apply to
securitization transactions

TMCC Products and Services

Consumer
Finance

[] Retail
[] Lease

Dealer
Finance

[] Wholesale
[] Real Estate
[] Working Capital
[] Revolving Credit
Lines

Commercial
Finance*

[] Forklift
[] Hino Medium Duty
[] Retail
[] Lease

Insurance

[] Service Agreements
[] Prepaid Maintenance
[] Guaranteed Auto
Protection
[] Excess Wear and Use
[] Tire and Wheel

*In October 2014, TMCC announced the sale of its commercial
finance business to a newly-formed subsidiary of Toyota
Industries Corporation (TICO), which forms
part of the group of companies known as the Toyota Group.
We do not expect the sale to have a material impact upon
TMCC, and timing of the closing is dependent on
a number of closing conditions being met.

Source:TMCC September 30, 2014 10-Q

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

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Recent TMCC Business Highlights

- In excess of $10.6 billion pre-tax income over the past 5 years[(1)]
- Continuing the trend in 2014, TFS is the top U.S. auto lender in all new vehicles[(2)]
- Strong market share continues to drive solid financing revenues and sales support
- Low net charge-off ratio driven by prudent underwriting standards and proactive servicing practices
- High insurance penetration and growing insurance volume

(1) For the five year period from FY10 through FY14; $1.679mm + $3.003mm + $2.423mm + $2.155mm + $1.354mm = $10,614mm

(2) Source: AutoCount as of September 2014

19

TMCC Earning Asset Composition

Managed Assets
(USD billions)

$76.8

12.0

11.3

34.1

19.3

Mar-11

$76.8

12.7

10.5

34.6

19.0

Mar-12

$83.0

14.9

8.0

39.9

20.2

Mar-13

$89.9

15.8

9.6

39.6

24.9

Mar-14

$93.9

14.9

9.0

41.3

28.7

Sep-14

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K ,
March31, 2013 10-K, March 31, 2014 10-K and September 30, 2014
10-Q

TMCC Financial Performance -Select Data

Fiscal Year Ended March 31,

Six Months Ended
September 30,

(USD millions)              2011    2012
-------------------------- -----   -----
Total Financing Revenues   8,064   7,429
add: Other Income            779     717
less: Interest Expense     4,967   4,639
and Depreciation
Net Financing Revenues     3,876   3,507
and Other Revenues
NetIncome                  1,853   1,486

        2013          2014          2014
------------         -----         -----
       7,244         7,397         4,017
         744           702           408
       4,508         5,352         2,641
       3,480         2,747         1,784
       1,331           857           655

Source: TMCC March 31, 201 4 10-K and TMCC September 30,
2014 10-Q

TMCC Financial Performance -Select Data

Fiscal Year Ended March 31,

Six Months Ended
September 30,

(USD millions)                       2011    2012
---------------------------------  ------   -----
Over 60 Days Delinquent(1)           0.26%   0.18%
Allowance for Credit Losses(1)(2)    1.13%   0.80%
Net Credit Losses(3)                 0.52%   0.21%

 2013  2014  2014
----- ----- -----
0.19% 0.18% 0.24%
0.63% 0.50% 0.47%
0.27% 0.28% 0.27%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by
the sum of gross finance receivables (net finance
receivables less allowance for credit losses) plus gross
investments in
operating leases (net investments in operating leases less
allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on
a 120-day charge-off policy
Source: TMCC March 31,2014 10-K and TMCC September 30, 2014
10-Q

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1 rated direct commercial paper program

[] $19.0 billion committed credit facilities(1)

[] $8.2 billion short-term liquidity investment portfolio(2)

[] Over$60 billion in readily salable consumer retail loan and lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark
markets

[] Extensive inter-company lending infrastructure

[] Credit support agreements: TMCC[]TFSC[] TMC

(1) As of September 30, 2014
(2) Average balance for quarter ended September 30, 2014
Source:TMCC September 30, 2014 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor
relationships

-- Responding quickly to opportunities with best-in-class
execution

-- Managing our business and stakeholder relationships with
a long-term view

New Funding Vehicles

[] Auto industry's first ever Green Bond ABS

[] Diversity and Inclusion (DandI) bond syndicates led by
diversity firms

[] Competitive, innovative and socially responsible

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TMCC FYTD15 Funding Overview

$13 billion of long term debt funded FYTD

Structured Uridashi
0.4% 0%

ABS
EMTN Conduit
13% 9%

ABS Public
13%

Other
4%

MTN
35%
USD Global
25%

[] $10.1 billion in unsecured debt

[] $2.9 billion in secured debt (net of amount retained)

-- $1.7 billion comprised of public term secured funding
(net of amount retained)

As of October 31, 2014
Source:Company Reports

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

Uridashi
$2,376

EMTN
$5,022

Eurobonds Global MTN
$7,594 $23,350

Other
$5,023

Public/Private ABS
$8,315

MTN
$10,299

By Currency

JPY GBP CHF Other
$1,408 $1,211 $479 $355
AUD
$2,608

EUR
$6,657

USD
$49,261

Asof October 31, 2014
Source:Company Reports

Funding Flexibility And Responsiveness

Diversification Across USD Curve (1)

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(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes
Percentages may not add to 100% due to rounding
As of October 31, 2014
Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and
responsiveness

[] Industry-leading in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

TMCC Retail Loan Collateral and

ABS Transactions

Credit Decisioning and Collections

[] Recent consistent, conservative underwriting standards
have produced

low levels of delinquencies and credit losses

-- Identification and minimization of least desirable
segments

-- Ongoing focus on Toyota and Lexus business

[] Optimization of collections strategy and staff supports
loss mitigation

while enabling portfolio growth

-- Emphasis on early intervention

-- Reinforcement of strong compliance management system

3.0%

2.0%
Delinquency(1)

1.0% Credit loss(2)

0.0%
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014

(1) Delinquency is 30+ day delinquencies as a percentage of
retail receivables outstanding
(2) Credit loss is annual net credit loss as a percentage
of retail receivables outstanding

Credit: Results*

[] Retail loan credit performance has shown significant
improvement

-- Portfolio-level performance trends show general
improvement

-- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

4.50% 2007 2008 2009 2010 2011 2012 2013
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72
Month

* Abbreviated for presentation purposes
Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At September 30,		At March 31,				
	2014	2013	2014	2013	2012	2011	2010
Outstanding Contracts (2)	3,238,144	3,196,125	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Number of Accounts Past Due in the following categories							
30 - 59 days	39,005	39,543	32,920	35,672	35,162	43,070	55,123
60 - 89 days	8,820	8,227	6,660	7,182	6,786	8,588	11,722
Over 89 days	6,456	6,574	5,799	6,362	5,870	9,153	10,953
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.20%	1.24%	1.02%	1.13%	1.13%	1.35%	1.78%
60 - 89 days	0.27%	0.26%	0.21%	0.23%	0.22%	0.27%	0.38%
Over 89 days	0.20%	0.21%	0.18%	0.20%	0.19%	0.29%	0.35%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

34

Source: Company Reports

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Six Months Ended September 30,		For the Fiscal Years Ended				
	2014	2013	2014	2013	2012	2011	2010
Principal Balance Outstanding (2)	$50,085,382	$48,692,973	$48,761,164	$46,932,720	$44,648,020	$45,053,303	$43,234,740
Average Principal Balance Outstanding (3)	$49,423,273	$47,812,847	$47,846,942	$45,790,370	$44,850,661	$44,144,021	$43,360,181
Number of Contracts Outstanding	3,238,144	3,196,125	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Average Number of Contracts Outstanding (3)	3,229,393	3,176,186	3,188,444	3,138,014	3,154,686	3,141,743	3,072,036
Number of Repossessions (4)	16,513	16,579	34,923	34,353	42,937	64,710	79,637
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.02% (7)	1.04% (7)	1.10%	1.09%	1.36%	2.06%	2.59%
Gross Charge-Offs (5)(8)	$125,568	$113,663	$257,586	$244,432	$240,736	$447,159	$724,212
Recoveries (6)	$30,884	$34,139	$62,714	$69,088	$78,593	$98,105	$116,892
Net Losses	$94,684	$79,524	$194,872	$175,344	$162,143	$349,054	$607,320
Net Losses as a Percentage of Average Principal Balance Outstanding	0.38% (7)	0.33% (7)	0.41%	0.38%	0.36%	0.79%	1.40%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

35

Source: Company Reports

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2010	2011	2012	2013	2014[1]
Number of Pool Assets	956,010	911,545	973,979	1,008,958	735,210
Original Pool Balance	$21,924,552,881	$21,608,462,287	$24,029,119,369	$25,332,328,542	$18,866,895,922
Average Initial Loan Balance	$22,933	$23,705	$24,671	$25,107	$25,662
Weighted Average Interest Rate	3.91%	3.76%	3.15%	2.94%	3.01%
Weighted Average Original Term	62 months	63 months	63 months	63 months	64 months
Weighted Average FICO	738	735	731	727	726
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.0%
State 2	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 13.8%
State 3	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.7%
State 4	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.2%
State 5	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 3.9%	PA - 4.1%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	35.2%	30.3%	44.1%	51.2%	51.6%
2.0% - 3.99%	22.8%	35.9%	27.8%	20.2%	19.2%
4.0% - 5.99%	19.3%	17.5%	15.1%	14.0%	13.3%
6.0% - 7.99%	13.6%	8.5%	6.6%	6.7%	7.5%
8.0% - 9.99%	4.1%	3.2%	2.7%	3.2%	3.5%
10.0% - 11.99%	1.7%	1.6%	1.4%	1.5%	1.7%
12.0% - 13.99%	0.9%	0.7%	0.5%	0.6%	0.7%
14.0% - 15.99%	0.7%	0.6%	0.5%	0.6%	0.6%
16.0% and greater	1.8%	1.7%	1.4%	2.0%	1.9%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.9%	4.4%	3.3%	3.3%	3.7%
Percentage of 72+ Month Term	9.8%	10.5%	10.0%	10.6%	10.9%
Percentage of Used Vehicles	30.6%	31.5%	24.4%	24.5%	23.4%

(1) As of September 30, 2014
(2) Percentages may not add to 100% due to rounding

Source: Company Reports

36

Origination Characteristics

APR Distribution

[GRAPHIC OMITTED]

Weighted Average FICO

[GRAPHIC OMITTED]

Weighted Average Original Term

[GRAPHIC OMITTED]

New vs. Used

[GRAPHIC OMITTED]

*As of September 30, 2014
Source: Company Reports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(*)

Original Summary Characteristics by Prior Securitization:	TAOT 2013-A	TAOT 2013-B	TAOT 2014-A	TAOT 2014-B	TAOT 2014-C
Number of Pool Assets	84,513	66,096	115,093	98,798	80,419
Original Pool Balance	$1,301,545,574	$1,054,454,801	$1,845,073,346	$1,583,044,330	$1,321,305,071
Average Principal Balance	$15,401	$15,953	$16,031	$16,023	$16,430
Weighted Average Interest Rate	2.56%	2.24%	2.10%	2.09%	2.01%
Weighted Average Original Term	61	61	61	61	61
Weighted Average FICO	756	757	757	756	758
Minimum FICO	620	620	620	620	620
Maximum FICO	886	883	886	884	886
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 20.0%	CA - 21.3%	CA - 22.6%	CA - 26.3%	CA- 23.3%
State 2	TX - 13.3%	TX - 13.4%	TX - 13.4%	TX - 12.9%	TX - 13.3%
State 3	VA - 4.3%	IL - 4.2%	IL - 4.6%	IL - 4.4%	IL - 4.7%
State 4	IL - 4.3%	VA - 4.1%	PA - 4.3%	PA - 4.0%	PA - 4.3%
State 5	NJ - 4.2%	PA - 4.0%	NJ - 4.2%	VA - 3.9%	VA - 4.0%
Distribution of Receivables by Contract Rate: (1)					
Less than 2.0%	47.5%	54.8%	58.7%	59.4%	62.2%
2.0% - 3.99%	32.5%	28.3%	25.2%	24.8%	23.1%
4.0% - 5.99%	12.2%	10.6%	10.2%	10.0%	9.4%
6.0% - 7.99%	4.5%	3.6%	3.4%	3.3%	3.1%
8.0% - 9.99%	1.8%	1.5%	1.4%	1.4%	1.3%
10.0% - 11.99%	0.8%	0.6%	0.6%	0.6%	0.5%
12.0% - 13.99%	0.3%	0.2%	0.2%	0.2%	0.2%
14.0% - 15.99%	0.2%	0.2%	0.2%	0.2%	0.1%
16.0% and greater	0.1%	0.1%	0.1%	0.1%	0.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	22.7%	21.8%	21.4%	20.8%	20.5%

* Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: Company Reports

38

TAOT Deal Performance

As of October 15, 2014 Payment Date


0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B

	Moody's		S&P		Final
Transaction	Initial EL	Updated EL	Initial EL	Updated EL	Actual CNL
TAOT 2010-A	1.25%	0.45% - 0.70%	1.70% - 1.90%	0.30% - 0.35%	0.32%
TAOT 2010-B	1.25%	0.45% - 0.70%	1.50% - 1.70%	0.25% - 0.30%	0.23%
TAOT 2010-C	1.15%	0.35% - 0.60%	1.40% - 1.60%	0.20% - 0.25%	0.19%
TAOT 2011-A	1.15%	0.25%	1.40% - 1.60%	0.20% - 0.25%	0.18%
TAOT 2011-B	0.85%	0.25%	1.15% - 1.35%	0.17% - 0.20%	
TAOT 2012-A	0.70%	0.30%	0.85% - 1.00%	0.30% - 0.35%	
TAOT 2012-B	0.50%	0.30%	0.75% - 0.90%	0.30% - 0.35%	
TAOT 2013-A	0.50%	0.40%	0.65% - 0.80%	0.30% - 0.35%	
TAOT 2013-B	0.40%	0.40%	0.55% - 0.70%	0.30% - 0.35%	
TAOT 2014-A	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	
TAOT 2014-B	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	

Source: Company Reports

39

Sales and Trading Update

Commercial Paper Programs High lights

[] A-1+/P-1 Direct Commercial Paper Programs

-- 3 distinct USD commercial paper programs (TMCC, TCPR,
TCCI)

-- $13.0 billion multi-party committed credit facilities

-- $6.0 billion bilateral committed credit facilities

-- $26.4 billion USCP combined average outstanding for TMCC
and TCPR

-- Over 600 diverse institutional investors

[] State and local municipalities

[] Large corporations

[] Pension and retirement funds

[] Financial institutions

[] Money managers and mutual fund companies

-- Rates are posted daily on Bloomberg DOCP screen

Source:TMCC September 30, 2014 10-Q

[GRAPHIC OMITTED]